FVIT P2 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUS DATED MARCH 1, 2017

OF

FRANKLIN VALUE INVESTORS TRUST

Franklin Balance Sheet Investment Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Effective June 30, 2017, the prospectus is amended as follows:

I.          The “FUND SUMMARIES – FRANKLIN BALANCE SHEET INVESTMENT FUND – Portfolio Managers” section on page 8 is replaced with the following:

Portfolio Managers

Grace Hoefig

Vice President of Advisory Services and portfolio manager of the Fund since 2012.

Daniel Perrin, CFA

Portfolio Manager of Advisory Services and portfolio manager of the Fund since June 2017.

II.         The “FUND SUMMARIES – FRANKLIN MICROCAP VALUE FUND – Portfolio Managers” section on page 16 is replaced with the following:

Portfolio Manager

Bruce C. Baughman, CPA

Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1995).

III.        The “FUND SUMMARIES – FRANKLIN MIDCAP VALUE FUND – Portfolio Managers” section on page 23 is replaced with the following:

Portfolio Managers

Steven B. Raineri

Vice President of Advisory Services and portfolio manager of the Fund since June 2017.

Christopher Meeker, CFA

Portfolio Manager of Advisory Services and portfolio manager of the Fund since June 2017.

IV.        The “FUND SUMMARIES – FRANKLIN SMALL CAP VALUE FUND – Portfolio Managers” section on page 31 is replaced with the following:

Portfolio Managers

Steven B. Raineri

Vice President of Advisory Services and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA

Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2015.

V.         The following replaces the information on pages 52 through 54 in the “Fund DETAILS – Management” section:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, New Jersey  07078, is the Fund's investment manager. Together, Advisory Services and its affiliates manage as of April 30, 2017, over $741 billion in assets, and have been in the investment management business since 1947.

The investment manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for the Fund. As a "bottom-up" investor concentrating primarily on individual securities, the investment manager focuses on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value or cash flow. The investment manager seeks bargains among the "under researched and unloved," out of favor companies that offer, in the investment manager's opinion, attractive long-term potential such as current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have growth potential in the investment manager's opinion, and companies that are or may be potential turnaround candidates or takeover targets.

Each Fund is managed by dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all of the Funds. The portfolio managers are as follows:

Bruce C. Baughman, CPA   Senior Vice President of Advisory Services

Mr. Baughman has been lead portfolio manager of the MicroCap Value Fund since inception. He joined Franklin Templeton Investments in 1988.

Grace Hoefig   Vice President of Advisory Services

Ms. Hoefig has been lead portfolio manager of the Balance Sheet Fund since 2012. She joined Franklin Templeton Investments in 2008.

Christopher Meeker, CFA   Portfolio Manager of Advisory Services

Mr. Meeker has been a portfolio manager of the MidCap Value Fund since June 2017 and of the Small Cap Value Fund since 2015. He joined Franklin Templeton Investments in 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors.

Daniel Perrin, CFA   Portfolio Manager of Advisory Services

Mr. Perrin has been a portfolio manager of the Balance Sheet Fund since June 2017. He joined Franklin Templeton Investments in 1996.

Steven B. Raineri   Vice President of Advisory Services

Mr. Raineri has been a lead portfolio manager of the MidCap Value Fund since June 2017 and of the Small Cap Value Fund since 2012. He joined Franklin Templeton Investments in 2005.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The following individuals are jointly responsible for the day-to-day management of the Funds:

Balance Sheet Fund

Grace Hoefig.   Ms. Hoefig has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

Daniel Perrin.   Mr. Perrin is a portfolio manager of the Fund, providing support to the lead portfolio manager(s) as needed.

MicroCap Value Fund

Bruce C. Baughman.   Mr. Baughman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

MidCap Value Fund and Small Cap Value Fund

Steven B. Raineri.   Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Christopher Meeker.   Mr. Meeker is a portfolio manager of the Fund, providing support to the lead portfolio manager(s) as needed.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisory Services a fee for managing the Fund's assets.

Please keep this supplement with your prospectus for future reference.

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